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                                                                   EXHIBIT 10.98



                                                                  EXECUTION COPY



                                LEASE SUPPLEMENT
                             (SPRINGFIELD PROPERTY)

                             LEASE SUPPLEMENT NO. 1


THIS LEASE SUPPLEMENT NO. 1 (this "LEASE SUPPLEMENT") dated as of April 6, 2001, between THE SYMANTEC 2001 TRUST, a Delaware statutory business trust, as lessor (the "LESSOR"), and SYMANTEC CORPORATION, a Delaware corporation, as lessee (the "LESSEE").

WHEREAS, Lessor is the owner or will be the owner of the Property described on
SCHEDULE 1 (the "LEASED PROPERTY") and wishes to lease the same to the Lessee pursuant to the Master Lease dated as of March 30, 2001 by and between the Lessor and the Lessee (the "Lease");

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS; RULES OF USAGE. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Annex A to the Participation Agreement, dated as of March 30, 2001, by and among the Lessee, the Construction Agent, the Lessor, the trustee of the Trust, the Holders, the Lenders, Fuji Bank, Limited, as documentation agent, KeyBank National Association, as syndication agent, and the Agent.

SECTION 2. THE PROPERTIES. Attached as SCHEDULE 1 is a legal description of the Leased Property. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Leased Property shall be subject to the terms and provisions of the Lease. Without further action, any and all additional Property or Equipment funded under the Operative Agreements and any and all Improvements made to the Leased Property shall be deemed to be titled to the Lessor and subject to the terms and conditions of the Lease and this Lease Supplement.

This Lease Supplement shall constitute a mortgage, deed of trust, security agreement and financing statement under the laws of the state in which the Leased Property is situated. The maturity date of the obligations secured hereby shall be the date which is six (6) years and one hundred eighty-two (182) days after the Closing Date, unless otherwise extended by the parties.

For purposes of provisions of the Lease and this Lease Supplement related to the creation and enforcement of the Lease and this Lease Supplement as a security agreement and a fixture filing, Lessee is the debtor and Lessor is the secured party. The mailing addresses of the debtor (Lessee herein) and of the secured party (Lessor herein) from which information concerning security interests hereunder may be obtained are set forth on the signature pages hereto. A carbon, photographic or other reproduction of the Lease and this Lease Supplement or of any financing statement related to the Lease and this Lease Supplement shall be sufficient as a financing statement for any of the purposes referenced herein.




                                       1.
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SECTION 3. ALLOCATIONS. The Maximum Residual Percentage for the Leased Property
is eighty-four and fifty-one hundredths percent (84.51%) .

SECTION 4. USE OF PROPERTY. At all times during the Term with respect to the Leased Property, the Lessee will comply with all obligations under and (to the extent no Event of Default exists and provided that such exercise will not impair the value of the Leased Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to the Leased Property. Furthermore, and without limiting the generality of the foregoing, Lessee shall comply with and assume all obligations of Lessor under that certain Easement Agreement dated as of the Closing Date by and between Sony Music Entertainment Inc., as grantor, and Lessor, as grantee.

SECTION 5. RATIFICATION; INCORPORATION BY REFERENCE. Except as specifically modified hereby, the terms and provisions of the Lease and the other Operative Agreements are hereby ratified and confirmed and remain in full force and effect. The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

SECTION 6. ORIGINAL LEASE SUPPLEMENT. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "ORIGINAL EXECUTED COUNTERPART"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

SECTION 7. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO RULES RELATING TO CONFLICTS OF LAW (OTHER THAN GENERAL OBLIGATIONS LAW SECTION 5-1401), EXCEPT TO THE EXTENT THE LAW OF THE STATE OF OREGON IS REQUIRED TO APPLY (INCLUDING MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF LIENS AND SECURITY INTERESTS AND TO THE EXERCISE OF REMEDIES), IN WHICH EVENT THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OREGON.

SECTION 8. GRANT OF MORTGAGE LIEN AND SECURITY INTEREST; ASSIGNMENT OF RENTS. To secure to the Lessor the payment of all amounts owed to Lessor by Lessee under the Lease and the other Operative Agreements, and without limiting any other remedies set forth in the Lease, Lessee and Lessor agree as follows:

           (a) In the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then Lessor and Lessee agree that Lessee has caused Lessor to hold title to the Leased Property and Lessee does hereby mortgage, grant, bargain, sell, convey, assign, transfer and set over to the Lessor, WITH POWER OF SALE, to the extent permitted by applicable law: (i) all of the




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Lessee's right, title and interest in the Leased Property, if any; (ii) all rights and benefits of whatever nature derived or to be derived by the Lessee under or by virtue of the Lease; and (iii) all of the Lessee's right, title and interest in and to all proceeds of the conversion, whether voluntary or involuntary, of any of the above-described property into cash or other liquid claims, including all awards, payments or proceeds, including interest thereon, and the right to receive the same, which may be made as a result of casualty, any exercise of the right of eminent domain or deed in lieu thereof, the alteration of the grade of any street and any injury to or decrease in the value thereof, the foregoing being referred to hereinafter as the "SECURITY PROPERTY."

               TO HAVE AND TO HOLD the Security Property, subject however to Permitted Exceptions, unto the Lessor, its successors and assigns IN TRUST, forever, for the uses and purposes herein expressed, but not otherwise.

           (b) Subject to the terms and conditions of the Lease as supplemented by this Lease Supplement (including the Lessee's rights hereunder and thereunder so long as no Event of Default has occurred and is continuing), the Lessee hereby grants to the Lessor a security interest in that portion of the Security Property (the "UCC PROPERTY") subject to the Uniform Commercial Code of the State in which the Security Property is located (the "UCC"). The Lease, as supplemented by this Lease Supplement, shall also be deemed to be a security agreement and shall support any financing statement showing the Lessor's interest as a secured party with respect to any portion of the UCC Property described in such financing statement. The Lessee agrees, at its sole cost and expense, to execute, deliver and file from time to time such further instruments as may be requested by the Lessor to confirm and perfect the lien of the security interest in the collateral described in this Lease Supplement.

           (c) The Lessee hereby irrevocably assigns, conveys, transfers and sets over unto the Lessor (subject, however, to the Lease and the rights of the Lessee thereunder and hereunder) all and every part of the rents, issues and profits (collectively, the "PROFITS") that may from time to time become due and payable on account of any and all subleases or other occupancy agreements now existing, or that may hereafter come into existence with respect to the Leased Property or any part thereof, including any guaranties of such subleases or other occupancy agreements (collectively, the "SUBLEASES"). Upon request of the Lessor, the Lessee shall execute and cause to be recorded, at its expense, supplemental or additional assignments of any Subleases of the Leased Property. Upon the occurrence and during the continuance of an Event of Default and subject to the provisions of subsection 5(d), the Lessor is hereby fully authorized and empowered in its discretion (in addition to all other powers and rights herein granted), and subject to the Lease and the rights of the Lessee thereunder and hereunder, to apply for and collect and receive all such Profits and enforce such guaranty or guaranties, and all money so received under and by virtue of this assignment shall be held and applied as further security for the payment of the loan(s) secured hereby.

           (d) Notwithstanding that this Lease Supplement is an absolute assignment of the Profits and the Subleases and not merely the collateral assignment of, or the grant of a lien or security interest in the Profits and the Subleases, Lessor grants to Lessee a revocable license to collect and receive the Profits and to retain, use and enjoy such Profits. Such license shall be automatically revoked upon the occurrence and during the continuance of any Event of Default.



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           (e) In the event of any Event of Default under the Lease or Lease
Supplement, Lessor shall have all of the rights and remedies available to a mortgagee, or to a beneficiary under an Oregon Deed of Trust, including the remedies described in Chapter 86 of the Oregon Revised Statutes and ORS Section
86.705 through Section 86.795.

SECTION 9. COUNTERPART EXECUTION. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one (1) and the same instrument. For purposes of the provisions of this Lease Supplement concerning this Lease Supplement constituting a security agreement and fixture filing, the addresses of the debtor (Lessee herein) and the secured party (Lessor herein), from whom information may be obtained about this Lease Supplement, are as set forth on the signature pages hereto.




                          [The signature page follows.]

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        IN WITNESS WHEREOF, each of the parties hereto has caused this Lease
Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.



                                       LESSOR:

                                       THE SYMANTEC 2001 TRUST, a Delaware
                                       business trust

                                       By:  Wilmington Trust FSB, a federal
                                       savings bank, not in its individual
                                       capacity but solely as trustee



                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       LESSOR'S ADDRESS:

                                       c/o Wilmington Trust FSB
                                       3773 Howard Hughes Parkway
                                       Suite 300 N
                                       Las Vegas, NV 89109
                                       Attention: Corporate Trust Administration

                                       LESSEE:

                                       SYMANTEC CORPORATION, a Delaware
                                       corporation



                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       LESSEE'S ADDRESS:

                                       20330 Stevens Creek Blvd.
                                       Cupertino, CA  95014
                                       Attention:  Treasury
                                       Attention:  General Counsel



                             LEASE SUPPLEMENT NO. 1



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                                   SCHEDULE 1
                            TO LEASE SUPPLEMENT NO. 1
                       (Legal Description of the Property)